Supplement to the
Fidelity® Select Portfolios®
April 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

Edward Yoon no longer serves as co-manager of Health Care Services Portfolio. Justin Segalini serves as portfolio manager of Health Care Services Portfolio.

SELB-17-02 1.475630.196	May 1, 2017

Supplement to the
Fidelity® Select Portfolios®
Health Care Sector
April 29, 2017
Prospectus

Edward Yoon no longer serves as co-manager of Health Care Services Portfolio.

The following information replaces similar information for Health Care Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Justin Segalini (portfolio manager) has managed the fund since January 2016.

The following information replaces similar information found in the “Fund Management” section under the heading “Portfolio Manager(s)”.

Edward Yoon is portfolio manager of Health Care Portfolio and Medical Equipment and Systems Portfolio, which he has managed since October 2008 and May 2007, respectively. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Yoon has worked as a research analyst and portfolio manager.

Justin Segalini is portfolio manager of Health Care Services Portfolio, which he has managed since January 2016. Since joining Fidelity Investments in 2007, Mr. Segalini has worked as a research analyst, sector specialist, and portfolio manager.

SELHC-17-02 1.918629.113	May 1, 2017